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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 14, 2002



                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                         1-12084                  34-1559357
(State of incorporation)       (Commission File Number)         (IRS Employer
                                                             identification No.)
         300 Madison Avenue
            Toledo, Ohio                                           43604
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100



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ITEM 9. REGULATION FD DISCLOSURE

         On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "FORM 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. Section 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Libbey Inc. (the "COMPANY") hereby certifies, to such officer's knowledge, that:

         (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Dated: August 14, 2002                         /s/ John F. Meier
                                             -----------------------------------
                                                   John F. Meier
                                                   Chief Executive Officer


The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Libbey Inc. (the "COMPANY") hereby certifies, to such officer's knowledge, that:

         (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002                             /s/ Kenneth G. Wilkes
                                             -----------------------------------
                                             Kenneth G. Wilkes
                                             Chief Financial Officer


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The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002                    Libbey Inc.
                                         Registrant


                                         By:        /s/ Kenneth G. Wilkes
                                              ----------------------------------
                                         Kenneth G. Wilkes
                                         Vice President, Chief Financial Officer
                                         (Principal Accounting Officer)



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